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Exhibit 10.4

                                FIRST AMENDMENT


     THIS FIRST AMENDMENT (this "Amendment") dated as of August 6, 1999 is among
                                 ---------
UNITED ROAD SERVICES, INC. (the "Company"), various financial institutions and
                                 -------
BANK OF AMERICA, N.A. (f/k/a Bank of America National Trust and Savings Association) as administrative agent (in such capacity, the "Agent").
                                                              -----

                              W I T N E S E T H:
                              - - - - - - - - -

     WHEREAS, the Company, various financial institutions and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of June 11, 1999 (the "Existing Credit Agreement" and, as amended and modified by this
           -------------------------
Amendment, the "Amended Credit Agreement"); and
                ------------------------

     WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as hereinafter provided;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION   Defined Terms.  Terms used in this Amendment which are defined in
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the Existing Credit Agreement shall have the respective meanings assigned to such terms in the Existing Credit Agreement unless otherwise defined herein.

     SECTION   Amendments to Existing Credit Agreement.
               ---------------------------------------

     .    Cancellation Date.  The definition of "Cancellation Date" in Section
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1.1 of the Existing Credit Agreement is amended in its entirety to read as follows:

          "Cancellation Date means the earlier of (a) the date prior to the
           -----------------
        Effective Date on which all of the Commitments under this Agreement are terminated or (b) if the Effective Date does not occur prior to such date, October 15, 1999."

     .    Ticking Fee.  Section 5.3 of the Existing Credit Agreement is amended
          -----------
in its entirety to read as follows:

        "5.3  Ticking Fee.  The Company agrees to pay to the Agent for the
              -----------
        account of each Bank a ticking fee equal to the Specified Percentage (as defined below) of such Bank's New Commitment (as defined below) during the period from the 30th day after the Signing Date to August 6, 1999. Such ticking fee shall be payable in arrears on the earlier of the Effective Date and the Cancellation Date.
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           For purposes of this Section 5.3, "Specified Percentage" means 0.25%;
                                -----------   --------------------
        and "New Commitment" means, with respect to any Bank, the excess (if
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        any) of the amount of such Bank's Commitment hereunder over the amount
        (if any) of such Bank's "Commitment" under the Existing Agreement."

     .     Conditions Precedent.  The opening paragraph of Section 11.1 of the
           --------------------
Existing Credit Agreement is amended in its entirety to read as follows:

     "11.1 Initial Credit Extensions.  The obligation of each Bank to make its
           -------------------------
  initial Loan and of any Issuing Bank to issue any Letter of Credit, whichever first occurs, is, in addition to the conditions precedent specified in Section
                                                                         -------
  11.2, subject to the conditions precedent (and the date on which all such
  ----
  conditions precedent have been satisfied or waived in writing by the Banks is called the "Effective Date") that (a) the Effective Date shall occur on or
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  before October 15, 1999; (b) the Company shall have completed (or shall concurrently complete) the Centurion Acquisition or the Waggoners Acquisition;
  (c) such Bank shall have confirmed in writing its approval, in its sole discretion, of (i) the new chief executive officer of the Company or the arrangements made for management of the Company pending the appointment of a new chief executive officer and (ii) the supplemental projections provided by the Company on or after August 6, 1999 reflecting the Company's revised acquisition strategy (it being understood that (x) any Bank that does not deliver such approval on or before the Effective Date shall be released from its obligations hereunder (and cease to be a party hereto) on the Effective Date and the Company shall have no obligation to such Bank for any fees or other amounts otherwise payable hereunder and (y) notwithstanding any provision of this Agreement to the contrary, on the Effective Date each of the Revolving Commitment Amount and the Term Commitment Amount shall be reduced by the amount of the Revolving Commitment and the Term Commitment, respectively, of each Bank which ceases to be a party hereto on such date); (d) the Agent shall have received all amounts which are then due and payable pursuant to
  Section 5 and (to the extent billed) Section 14.6; and (e) the Agent shall
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  have received all of the following, each duly executed and dated the Effective
  Date (or such other date as shall be satisfactory to the Agent), in form and substance satisfactory to the Agent, and each (except for the Notes and the FRB Forms described in Section 11.1.9, of which only the originals shall be
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  signed) in sufficient number of signed counterparts to provide one for each
  Bank:"

     SECTION  Conditions Precedent.  This Amendment shall become effective as of
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the date hereof (the "Amendment Effective Date") when the Agent shall have
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received counterpart originals of this Amendment, duly executed by the Company, the Required Banks and the Agent. For purposes hereof, a facsimile executed copy shall be treated as an original.
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     SECTION  Miscellaneous.
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     .    Expenses.  The Company agrees to pay on demand all costs and expenses
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of the Agent (including fees, charges and expenses of counsel for the Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

     .    Captions.  Section captions used in this Amendment are for convenience
          --------
only and shall not affect the construction of this Amendment.

     .    Governing Law.  THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND
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GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND
TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     .    Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     .    Continuing Effectiveness.  Except as herein amended, the Existing
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Credit Agreement shall remain in full force and effect and is hereby ratified in all respects.

     .    Successors and Assigns.  This Amendment shall be binding upon the
          ----------------------
parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Agent and the Banks.

     Delivered at Chicago, Illinois, as of the day and year first above written.

                           UNITED ROAD SERVICES, INC.


                           By:______________________________

                           Title:___________________________


                           BANK OF AMERICA, N.A., as Agent


                           By:______________________________

                           Title:___________________________
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                           BANK OF AMERICA, N.A., as Issuing Bank, Swing Line
                           Bank and a Bank


                           By:__________________________________________________

                           Title:_______________________________________________


                           BANKBOSTON, N.A., as Syndication Agent and a Bank


                           By:__________________________________________________

                           Title:_______________________________________________


                           CIBC INC., as Documentation Agent and a Bank


                           By:__________________________________________________

                           Title:_______________________________________________


                           HELLER FINANCIAL, INC., as a Bank


                           By:__________________________________________________

                           Title:_______________________________________________


                           KZH CYPRESSTREE-1 LLC, as a Bank


                           By:__________________________________________________

                           Title:_______________________________________________


                           MICHIGAN NATIONAL BANK, as a Bank


                           By:__________________________________________________

                           Title:_______________________________________________
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                           NORTH AMERICAN SENIOR FLOATING RATE FUND, as a Bank
                           By: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as Portfolio Manager


                           By:__________________________________________________

                           Title:_______________________________________________


                           SRF TRADING, INC., as a Bank


                           By:__________________________________________________

                           Title:_______________________________________________


                           THE CHASE MANHATTAN BANK, as a Bank


                           By:__________________________________________________


                           Title:_______________________________________________


                           COMERICA BANK, as a Bank


                           By:__________________________________________________

                           Title:_______________________________________________


                           CYPRESSTREE INSTITUTIONAL FUND, LLC, as a Bank
                           BY: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., its Managing Member


                           By:__________________________________________________

                           Title:_______________________________________________

                           HAMILTON BANK, N.A., as a Bank


                           By:__________________________________________________

                           Title:_______________________________________________


                           By:__________________________________________________

                           Title:_______________________________________________



                           UNION BANK OF CALIFORNIA, N.A., as a Bank



                           By:__________________________________________________

                           Title:_______________________________________________



                           MAGNETITE ASSET INVESTORS, LLC, as a Bank



                           By:__________________________________________________

                           Title:_______________________________________________